UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 2, 2004

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        1-15062                13-4099534
          --------                        -------                ----------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On November 3, 2004, Time Warner Inc. (the "Company") filed a quarterly report on Form 10-Q for the quarter ended September 30, 2004 (the "September 2004 Form 10-Q"). For the reasons discussed on pages 5 - 7 of the September 2004 Form 10-Q in the section titled "Part I. Financial Information - Management's Discussion and Analysis of Results of Operations and Financial Condition - Overview - Other Key 2004 Developments - Update on SEC and DOJ Investigations," which is incorporated herein by reference, the Company announced that it had concluded that investors should no longer rely on the Company's consolidated financial statements for the years ended December 31, 2000, 2001 and 2002. Accordingly, investors should also no longer rely on the audit reports of Ernst & Young LLP, the Company's independent auditor, for these same periods. The Company's determinations regarding these financial statements were made on November 2, 2004 by management of the Company in consultation with the Audit and Finance Committee of the Company's Board of Directors.

     Management of the Company has discussed with the Company's independent auditor the matters disclosed in the September 2004 Form 10-Q and this Form 8-K filing pursuant to Item 4.02(a).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TIME WARNER INC.


                                          By: /s/ Wayne H. Pace
                                             -----------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

  Date:  November 8, 2004

                                  EXHIBIT INDEX



     Exhibit                                   Description
----------------    ------------------------------------------------------------

    99.1 Section titled "Part I. Financial Information - Management's Discussion and Analysis of Results of Operations and Financial Condition - Overview - Other Key 2004 Developments
                    - Update on SEC and DOJ Investigations," appearing on pages 5 - 7 of Time Warner Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 (the "September 2004 Form 10-Q") (incorporated herein by reference to the September 2004 Form 10-Q).